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                                                                    EXHIBIT 10.2

                                    SCHEDULE

                                     to the

                                MASTER AGREEMENT

                       dated as of April 30 ,2002

                                     between

                               MONY HOLDINGS, LLC

                      a limited liability company organized
                           under the law of the State
                                  of Delaware
                                  ("Party B"),

                                       and

                         AMBAC FINANCIAL SERVICES, L.P.,
                a limited partnership organized under the law of
                             the State of Delaware
                                  ("Party A").

Part 1. Termination Provisions.

     (a)  "Specified Entity" means in relation to Party B for the purpose of:-

          Section 5(a)(v), Not Applicable

          Section 5(a)(vi), Not Applicable

          Section 5(a)(vii), Not Applicable

          Section 5(b)(iv), Not Applicable
and in relation to Party A for the purpose of:-

          Section 5(a)(v), Not Applicable

          Section 5(a)(vi), Not  Applicable

          Section 5(a)(vii), Not Applicable

          Section 5(b)(iv), Not Applicable

     (b)  "Specified Transaction" will have the meaning specified in Section 14.

     (c) The "Cross Default" provisions of Section 5(a)(vi) will not apply to Party B and will not apply to Party A.

     (d) The "Credit Event Upon Merger" provisions of Section 5(b)(iv) will not apply to Party B will not apply to Party A.

     (e) The "Automatic Early Termination" provision of Section 6(a) will not apply to Party B and will apply to Party A; provided, however, that with respect to Party A, an Early Termination Date in respect of all outstanding Transactions will also occur immediately upon the occurrence of an Event of Default specified in Section 5(a)(ix) (as added by Part 5(l) of this Schedule).

     (f)  Payments on Early Termination. For the purpose of Section 6(e):-

          (i)  Market Quotation will apply.

          (ii) The Second Method will apply.

     (g)  "Termination Currency" means United States Dollars.

Part 2. Tax Representations.

     (a) Payer Representations. For purposes of Section 3(e) of this Agreement, Party B and Party A each make the following representation:

          It is not required by any applicable law, as modified by the practice of any relevant governmental revenue authority, of any Relevant Jurisdiction to make any deduction or withholding for or on account of any Tax from any payment (other than interest under Section 2(e), 6(d)(ii) or 6(e) of this Agreement) to be made by it to the other party under this Agreement. In making this representation, it may rely on (i) the accuracy of any representations made by the other party pursuant to Section 3(f) of this Agreement, (ii) the satisfaction of the agreement contained in Section 4(a)(i) or 4(a)(iii) of this Agreement, and the accuracy and effectiveness of any document provided by the other party pursuant to Section 4(a)(i) or 4(a)(iii) of this Agreement, and (iii) the satisfaction of the agreement of the other party contained in Section 4(d) of this Agreement, provided that it shall not be a breach of this representation where reliance is placed on Clause (ii) and the other party does not deliver a form or document under Section 4(a)(iii) by reason of material prejudice to its legal or commercial position.

     (b) Payee Representations. For the purpose of Section 3(f) of this Agreement, Party B and Party A make the following representations, as applicable:

          (i) Party B is a single-member limited liability company treated as a disregarded entity for U.S. federal income tax purposes organized under the laws of the State of Delaware, whose sole member is MONY Group, Inc., a corporation organized under the laws of Delaware.

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          (ii) Party A is a limited partnership organized under the laws of the
               State of Delaware.

Part 3. Agreement to Deliver Documents.

     For the purpose of Sections 4(a)(i) and (ii), each party agrees to deliver the following documents, as applicable:-

     (a)  Tax forms, documents, or certificates to be delivered are:-

----------------------------------------------------------------------------------------------
Party Required to Deliver       Form/Document/Certificate     Date by Which to be
Document                                                      Delivered
----------------------------------------------------------------------------------------------
Party B                         A correct, complete and       (i) Before the first Payment
                                executed U.S. Internal        Date under this Agreement,
                                Revenue Service Form W-9      (ii) promptly upon reasonable
                                (or any successor thereto),   demand by Party A, and (iii)
                                including appropriate         promptly upon learning that
                                attachments, that eliminates  any such form previously
                                U.S. federal backup           provided by Party B has
                                withholding tax on payments   become obsolete or incorrect.
                                under this Agreement.
----------------------------------------------------------------------------------------------
Party A                         A correct, complete and       (i) Before the first Payment
                                executed U.S. Internal        Date under this Agreement,
                                Revenue Service Form W-9      (ii) promptly upon reasonable
                                (or any successor thereto),   demand by Party B, and (iii)
                                including appropriate         promptly upon learning that
                                attachments that eliminates   any such form previously
                                U.S. federal backup           provided by Party A has
                                withholding tax on payments   become obsolete or incorrect.
                                under this Agreement.
----------------------------------------------------------------------------------------------

     (b)  Other documents to be delivered are:

Party                                                       Date by
required to                                                 which            Covered by
deliver        Form/Document/                               to be            Section 3(d)
document       Certificate                                  delivered        Representation
Party B        If available, and as requested, a copy of    Promptly              Yes
               the most recent annual report of MONY        following
               Holdings, LLC containing its consolidated    demand by
               financial statements prepared in such form   Party A made at
               as they are required of Party B under the    a time when
               Indenture.                                   Party B would
                                                            be required to
                                                            deliver such

                                                            financials under
                                                            the Indenture

Party A        Unaudited Quarterly Financial Statement      Promptly              Yes
               of Ambac Financial Group.                    following
                                                            demand by
                                                            Party B

Party A        Annual Financial Statement of Ambac          Promptly              Yes
               Financial Group.                             following
                                                            demand by
                                                            Party B

Party A and    Certified incumbency certificate or other    At execution of       Yes
Party B        evidence of authority and specimen           this Agreement
               signatures with respect to the party and its
               signatories.

Party A        An executed copy of the AFSLP Credit         At execution of       No
               Enhancement.                                 this Agreement

Party B        An executed copy of the MONY Credit          At execution of       No
               Enhancement.                                 this Agreement

Party A and    Legal Opinion in form and substance          At execution of       No
AFSLP Credit   satisfactory to Party B.                     this Agreement
Enhancer

Party B        Legal Opinion in form and substance          At execution of       No
               satisfactory to Party A.                     this Agreement

Part 4. Miscellaneous.

     (a)  Addresses for Notices. For the purpose of Section 12(a):-

Address for notices or communications to Party B:-

          Address:     1740 Broadway
                       New York
                       NY 10019
                       Attention: President

Address for notices or communications to MONY Credit Enhancer:

          Address: Ambac Assurance Corporation, One State Street Plaza, New York, New York 10004

          Attention:   General Counsel

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          Facsimile No.: 212-785-0269
          Telephone No.: 212-208-3283

Address for notices or communications to Party A:-

          Address:        1 State Street Plaza, 16/th/ floor, New York, New York
                          10004

          Attention:      Steve Dymant

          Facsimile No.:  212-208-3480       Telephone No.:    212-208-3130

          Electronic Messaging System Details: None.

Address for notices or communications AFSLP Credit Enhancer:

          Address: Ambac Assurance Corporation, One State Street Plaza, New York, New York 10004

          Attention:      General Counsel

          Facsimile No.:  212-785-0269

          Telephone No.:  212-208-3283

     (b)  Process Agent. For the purpose of Section 13(c):-not applicable

     (c)  Offices; Multibranch Parties.

          (i)  The provisions of Section 10(a) will be applicable.

          (ii) For the purpose of Section 10(c):-

               Party B is not a Multibranch Party.

               Party A is not a Multibranch Party.

     (d)  Calculation Agent. As specified in a Confirmation.

     (e) Credit Support Document. Details of any Credit Support Document, each of which are incorporated by reference in, and made part of, this Agreement and each Confirmation (unless provided otherwise in a Confirmation) as if set forth in full in this Agreement or such Confirmation:-

     Party B: Financial Guaranty Insurance Policy for Swap Transaction (Reference No. CPP0147BE) issued by the MONY Credit Enhancer (defined below), dated as of the date hereof (the "MONY Credit Enhancement").

     Party A: Financial Guaranty Insurance Policy for Swap Transaction (Reference No. SWLP0147BE) issued by the AFSLP Credit Enhancer (defined below), dated as of the date hereof (the "AFSLP Credit Enhancement").

     (f)  Credit Support Provider.

          Credit Support Provider means in relation to Party B, Ambac Assurance Corporation (the "MONY Credit Enhancer") and in relation to Party A, Ambac Assurance Corporation ("AFSLP Credit Enhancer").

     (g) Governing Law. This Agreement and each Confirmation will be governed by, and construed and enforced in accordance with, the law of the State of New York (without reference to its choice of law doctrine).

     (h) Jurisdiction. Section 13(b) is hereby amended by: (i) deleting in the second line of Subparagraph (i) thereof the word "non-"; and (ii) deleting the final paragraph thereof.

     (i) Netting of Payments. Subparagraph (ii) of Section 2(c) will not apply to Transactions with effect from the date of this Agreement.

     (j) "Affiliate". will have the meaning specified in Section 14; provided, however, that for purposes of Section 3(c), such term shall only refer to any Credit Support Provider of the party and/or any party that is a Specified Entity for Bankruptcy.

Part 5. Other Provisions.

     (a) Accuracy of Specified Information. Section 3(d) is hereby amended by adding in the third line thereof after the word "respect" and before the period the words "or, in the case of audited or unaudited financial statements or balance sheets, a fair presentation in all material respects of the financial condition of the relevant person."

     (b) Transfer. The following sections 7(c) and 7(d) shall be inserted respectively at the end of Section 7(b) of this Agreement:

          "(c) Party A hereby consents to assignment by Party B of all of its right, title and interest in and under this Agreement by way of security to the Trustee as Collateral as provided in the Indenture; and

          "(d) Notwithstanding anything to the contrary in this Agreement, Party A may without the consent of Party B transfer all of its rights and obligations with respect to all Transactions to any of its Affiliates if at the time of such transfer (w) no Termination Event, Event of Default or Potential Event of Default as defined in this Agreement shall be occurring with respect to such Affiliate, (x) AFSLP Credit Enhancer shall confirm in writing to Party A and Party B that the Policy shall remain in full force and effect and cover such Affiliate after such assignment or transfer, (y) Party B will not, as a result of such transfer, be required on the next succeeding Scheduled Payment Date to pay to the transferee an amount in respect of an Indemnifiable Tax under Section 2(d)(i)(4) (except in respect of interest under Section 2(e), 6(d)(ii) or 6(e)) greater than the amount in respect of which Party B would have been required to pay to Party A in the absence of such transfer and (z) the transferee will not, as a result of such transfer, be required on the next succeeding Scheduled Payment Date to withhold or deduct on account of a Tax under Section 2(d)(i) (except in respect of interest under Section 2(e), 6(d)(ii) or 6(e)) amounts in excess of that which Party A would on the next succeeding Scheduled Payment Date have been required to so withhold or deduct in the absence of such transfer unless the transferee would be required to make additional payments pursuant to Section 2(d)(i)(4) corresponding to such excess. With respect to the result described in subclauses (y) and (z) above, Party A agrees to cause such transferee to make and Party B agrees to make such Payee Tax Representations and Payer Tax Representations as may be reasonably requested by the other party in order to permit such other party to determine that such result will not occur after such transfer. Any transfer permitted by the foregoing clauses will not constitute an event or condition described in Section 5(a)(viii) or 5(b)(iv)."

     (c) Confirmations. On or promptly following the Trade Date or other transaction date of each Transaction, Party B will send a Confirmation to Party
A. Party A will promptly thereafter confirm the accuracy of (in the manner required by Section 9(e)), or request the correction of, such Confirmation (in the latter case, indicating how it believes the terms of such Confirmation should be correctly stated and such other terms which should be added to or deleted from such Confirmation to make it correct).

     (d) Reference Market-makers. The definition of "Reference Market-makers" in Section 14 is hereby amended by adding in the fourth line thereof after the word "credit" the words "or to enter into transactions similar in nature to Transactions"

     (e) Severability. If any term, provision, covenant, or condition of this Agreement, or the application thereof to any party or circumstance, shall be held to be invalid or unenforceable (in whole or in part) for any reason, the remaining terms, provisions, covenants, and conditions hereof shall continue in full force and effect as if this Agreement had been executed with the invalid or unenforceable portion eliminated, so long as this Agreement as so modified continues to express, without material change, the original intentions of the parties as to the subject matter of this Agreement and the deletion of such portion of this Agreement will not substantially impair the respective benefits or expectations of the parties to this Agreement; provided, however, that this severability provision shall not be applicable if any provision of Section 2, 5, 6, or 13 (or any definition or provision in Section 14 to the extent it relates to, or is used in or in connection with any such Section) shall be so held to be invalid or unenforceable.

     (f)  Section 6 Early Termination is hereby amended by adding the following:

          "(f) Set-off. Each party hereby irrevocably waives any right it would otherwise have to set off any amount payable by it under this Agreement against any obligation owed to it under any other agreement or under any instrument of the other party."

     (g) Credit Support Default. Subparagraph (3) of Section 5(a)(iii) is hereby amended by adding in the second line thereof after the word "Document" and before the semicolon the words "(or such action is taken by any person or entity appointed or empowered to operate it or act on its behalf)".

     (h) Additional Representations. Section 3 is hereby amended by adding the following additional Subsections:

          "(g) No Agency. It is entering into this Agreement and each Transaction as principal (and not as agent or in any other capacity, fiduciary or otherwise).

          (h)  Swap Exemption.

               (i) This Transaction is intended to constitute a "swap agreement" within the meaning of Section 101(53)(B) of the U.S. Bankruptcy Code, as amended.

               (ii) Each party is an "eligible contract participant" as defined in Section la(12) of the Commodity Exchange Act (7 U.S.C.la), as amended by the Commodity Futures Modernization Act of 2000.

               (iii) This Agreement has been subject to individual negotiation by each party.

          (i) No Reliance. In connection with the negotiation of, the entering into, and the confirming of the execution of, this Agreement, any Credit Support Document to which it is a party, and each Transaction:
          (i) the other party is not acting as a fiduciary or financial or investment advisor for it; (ii) it is not relying upon any representations (whether written or oral) of the other party other than the representations expressly set forth in this Agreement and in such Credit Support Document; and (iii) it has consulted with its own legal, regulatory, tax, business, investment, financial, and accounting advisors to the extent it has deemed necessary, and it has made its own investment, hedging, and trading decisions based upon its own judgment and upon any advice from such advisors as it has deemed necessary and not upon any view expressed by the other party."

     (i) Additional Event of Default. The following Event of Default shall be added to Section 5(a) of this Agreement with respect to Party A:

          "(ix) Termination Payment Default. The total of all payments due and owing by Party A and Party A's wholly-owned subsidiary, Ambac Financial Products Inc. ("AFPI"), and AFSLP Credit Enhancer for more than three Business Days after notice of failure to make such payments in respect of (A) swap agreements between Party A or AFPI and other counterparties, and (B) the financial guaranty insurance policies issued by AFSLP Credit Enhancer with respect to such swap agreements, exceeds the aggregate of $10,000,000. An Event of Default under this
          Section 5(a)(ix) shall be an Event of Default with respect to Party
          A."

     (j) Events of Default. Notwithstanding anything to the contrary elsewhere in this Agreement, the events and circumstances contemplated in the following provisions will not constitute Events of Default under this Agreement with respect to Party B: Section 5(a)(ii) (Breach of Agreement); Section 5(a)(iii) (Credit Support Default); Section 5(a)(v) (Default under Specified Transaction);
Section 5(a)(vi) (Cross Default). In addition, (1) a failure by Party B to make a payment under this Agreement will not constitute an Event of Default pursuant to Section 5(a)(i) until it constitutes an Event of Default under the Indenture,
(2) none of the events and circumstances listed in clauses (1) through (9) of
Section 5(a)(vii) of this Agreement will constitute an Event of Default with respect to Party B unless the same event or circumstance constitutes a Bankruptcy Event under the Indenture and (3) as Section 5(a)(vii) applies to Party B, it shall also include each of the events and circumstances treated under the Indenture as a Bankruptcy Event, to the extent not already covered in
Section 5(a)(vii) of this Agreement.

     (k) Notice of Automatic Early Termination. Party A shall promptly provide (or cause to be provided) to Party B notice of the occurrence of an Automatic Early Termination following an Event of Default specified in Section 5(a)(vii) or 5(a)(ix) with respect to it.

     (l) Right to Terminate Following Event of Default. Section 6(a) of this Agreement is hereby amended to read in its entirety as follows:

          "(a) Right to Terminate Following Event of Default. If at any time an Event of Default with respect to a party (the "Defaulting Party") has occurred and is then continuing, the other party (the "Non-defaulting Party") may (in the event that Party A is the Defaulting Party, subject to Section 6(f) of this Agreement (as added by Part 5(m) of this Schedule) and, in the event that Party B is the Defaulting Party, subject to Section 8(j) of this Agreement (as added by Part 5(n) of this Schedule)), and shall, at the direction of MONY Credit Enhancer (in the event that Party A is the Defaulting Party, subject to Section 6(f) hereof) by not more than 20 days' notice to the Defaulting Party specifying the relevant Event of Default, designate a day not earlier than the day such notice is effective as an Early Termination Date in respect of all outstanding Transactions. If, however, "Automatic Early Termination" is specified in the Schedule as applying to a party, then an Early Termination Date in respect of all outstanding Transactions will occur immediately upon the occurrence with respect to such party of an Event of Default specified in (A) Section 5(a)(vii)(l), (3), (5), (6) or, to the extent analogous thereto, (8), and as of the time immediately preceding the institution of the relevant proceeding or the presentation of the relevant petition upon the occurrence with respect to such party of an Event of Default specified in Section 5(a)(vii)(4) or, to the extent analogous thereto, (8) and (B) if such party is Party A, Section 5(a)(ix)."

     (m) Additional Termination Provisions. The following provisions are added as clause (f) to Section 6 of this Agreement:

               "(f) Termination of all Transactions Following Termination Event. Notwithstanding anything to the contrary in Section 6, (a) any notice that Party B properly delivers under Section 6(a) or 6(b)(iii) designating an Early Termination

Date with respect to any Transaction (or the occurrence of an Automatic Early Termination pursuant to Section 6(a) following an Event of Default specified in
Section 5(a)(vii) or 5(a)(ix) with respect to Party A) shall have the effect of designating such Early Termination Date as the Early Termination Date in respect of all Transactions and (b) such notice (or the occurrence of such Automatic Early Termination pursuant to Section 6(a) following an Event of Default specified in Section 5(a)(vii) or 5(a)(ix) with respect to Party A) shall have the following effect:

(i) Unless an Insurer Event of Default or an Insurer Termination Event has occurred and is continuing on the date designated in such notice, or deemed to have been designated, as the Early Termination Date:

     (A) The Early Termination Date designated in Party B's notice (or deemed to have occurred as a result of an Automatic Early Termination) shall be the Early Termination Date for this Agreement, and amounts payable in respect thereof shall be calculated as set forth in Section 6 of this Agreement; provided, however, that AFSLP Credit Enhancer shall be entitled to make any calculations that Party B otherwise would have been entitled to make pursuant to said Section 6(e), and provided, further, that no amounts will be payable by Party A to Party B or by Party B to Party A in respect thereof

     (B) From and after the Early Termination Date designated in such notice (or deemed to have been designated upon the occurrence of an Automatic Early Termination), Party B shall have no further rights against or obligations to the Party A in respect of which the relevant Event of Default or Termination Event occurred under this Agreement or any Transaction hereunder and will look solely to AFSLP Credit Enhancer for the performance under the AFSLP Credit Enhancement of what would otherwise be Party A's continuing obligations under this Agreement, subject to the terms and conditions set forth in the AFSLP Credit Enhancement;

     (C) From and after such Early Termination Date, in consideration for AFSLP Credit Enhancer's performance of its continuing obligations under the AFSLP Credit Enhancement, Party B shall perform all of the continuing obligations, and shall pay such amounts, as would otherwise have been required from it under this Agreement and all Transactions hereunder if no early termination of such Transactions had occurred, to AFSLP Credit Enhancer pursuant to the AFSLP Credit Enhancement, subject to the terms and conditions set forth therein (and AFSLP Credit Enhancer shall become the intended beneficiary of the agreement in this clause (C));

     (D) From and after such Early Termination Date, in consideration of AFSLP Credit Enhancer's performance of its continuing obligations under

                                      -lO-
                      the AFSLP Credit Enhancement, AFSLP Credit Enhancer shall become the beneficiary of MONY's Credit Support Documents, if any, as though AFSLP Credit Enhancer was the original beneficiary thereof; and

                      (E) From and after such Early Termination Date, in consideration for AFSLP Credit Enhancer's performance of its obligations under the AFSLP Credit Enhancement and the agreement of Party B in clause (C) above, without limiting AFSLP Credit Enhancer's obligations under the AFSLP Credit Enhancement to Party B, AFSLP Credit Enhancer shall assume all of Party A's right and obligations under this Agreement and all Transactions hereunder (including the right to make calculations under Section 6(d)(i) and the right to receive or obligation to pay as applicable amounts under Section 6(d)(ii)) and AFSLP Credit Enhancer is an intended beneficiary of the agreement in this clause
                      (E) and thereafter Party B may look only to AFSLP Credit Enhancer for performance of Party A's rights and obligations under this Agreement and all Transactions hereunder.

              (ii) If an Insurer Event of Default or an Insurer Termination Event has occurred and is continuing on the date designated in the Swap Termination Notice delivered by Party B as provided in this
              Part 5, or deemed to have been designated, as the Early Termination Date, (a) Party B shall have no right to payment under the AFSLP Credit Enhancement except for payment of amounts owing but unpaid by Party A following the Early Termination Date and (B) all Transactions shall terminate in accordance with the terms hereof as of the Early Termination Date specified in such notice.

              (iii) Notwithstanding (i) and (ii) above, if the termination notice is in respect of a Termination Event with respect to Party A, and there is no Insurer Event of Default or Insurer Termination Event occurring on the date designated in the Swap Termination Notice delivered by Party B as provided in this Part 5, or deemed to have been designated, as the Early Termination Date, Party A may instead transfer its rights and obligations with respect to all Transactions to any of its Affiliates without the consent of Party B pursuant to Section 7(as modified by this Schedule).

       (n) Miscellaneous. Section 8 of this Agreement is modified by adding clauses (h), (i), and (j) as follows:

              "(h)    Subrogation. To the extent that Party A has received
              payment from MONY Credit Enhancer or another entity in respect of amounts that would otherwise be due from Party B under this Agreement, such entity shall be subrogated to Party A with respect to Party A's right to receive such amounts from Party B. To the extent that Party B has received payment from AFSLP Credit Enhancer or another entity in respect of amounts that would otherwise be due from Party A under this Agreement, such entity shall be subrogated to Party B with respect to Party B's right to receive such amounts from Party A.

                                      -1l-

           (i) AFSLP Credit Enhancer and MONY Credit Enhancer as Party in Interest and Third-Party Beneficiary. The parties hereto acknowledge and agree that (a) AFSLP Credit Enhancer is a party in interest and third-party beneficiary under this Agreement entitled to enforce its rights as so stated herein and as subrogee of Party A as if it were a party hereto and (b) AFSLP Credit Enhancer's obligations with respect to this Agreement are limited to the provisions of the AFSLP Credit Enhancement, except as otherwise set forth in this Agreement. Each covenant and representation of Party B in this Agreement is made for the benefit of AFSLP Credit Enhancer. The parties hereto further acknowledge and agree that (a) MONY Credit Enhancer is a party in interest and third-party beneficiary under this Agreement entitled to enforce its rights as so stated herein and as subrogee of Party B as if it were a party hereto and (b) MONY Credit Enhancer's obligations with respect to this Agreement are limited to the provisions of MONY Credit Enhancement, except as otherwise set forth in this Agreement. Each covenant and representation of Party A in this Agreement is made for the benefit of MONY Credit Enhancer.

           (j) MONY Credit Enhancer Provisions. Notwithstanding anything to the contrary set forth in this Agreement, until such time as (A) the MONY Credit Enhancement is not in effect, (B) there shall have occurred and be continuing the event described in Section 5(a)(vii) of this Agreement with respect to MONY Credit Enhancer or (C) there shall have occurred and be continuing a default under the MONY Credit Enhancement, Party A shall not, unless consented to by MONY Credit Enhancer in writing: (1) suspend payments under Section 2 of this Agreement (if permitted thereunder); or (2) exercise remedies pursuant to this Agreement including designation of an Early Termination Date. If at any time there shall occur an event or circumstance referred to in the foregoing clause (A), (B) or (C), Party A may designate an Early Termination Date without the consent of MONY Credit Enhancer if Party A is otherwise entitled to do so; provided, however, that Party A acknowledges that only terminations directed by or consented to by MONY Credit Enhancer are covered under the MONY Credit Enhancement."

     (o) Pledge of Swap Payment Rights and Other Property. Party A has pledged its right to receive payments under this Agreement (subject to all provisions, including, without limitation, the netting provisions hereof) and under all other swap agreements entered into or to be entered into by Party A ("Other Swap Agreements") and has pledged or will pledge certain other property, to The Bank of New York, or its successor, as collateral trustee, for the benefit of Party B and the counterparties under Other Swap Agreements, ratably to secure Party A's obligations to make payments to Party B and such counterparties under this Agreement and Other Swap Agreements following the occurrence of an Event of Default with respect to Party A set forth in Section 5(a)(vii) or 5(a)(ix) of this Agreement.

     (p) Copies of Certain Notices. Each of Party B and Party A shall deliver to MONY Credit Enhancer and AFSLP Credit Enhancer, respectively, a copy of any notice delivered by it to the other party of the occurrence of any Event of Default or Termination Event under this Agreement, and no such notice shall be deemed effective with respect to the other party unless and until it is also deemed effective with respect to MONY Credit Enhancer or AFSLP Credit Enhancer, as the case may be.

     (q) Non-Petition. Party A hereby covenants, to the fullest extent permitted by law, that it will not at any time prior to foreclosure on all of the Collateral, liquidation of all of the Collateral and application of the moneys so collected pursuant to Section 6.05 of the Indenture, institute against Party B, or join in any institution against Party B of, any bankruptcy, reorganization, arrangement, insolvency, rehabilitation, conservation or liquidation proceedings, or any other proceedings under any United States federal or state, or any other, bankruptcy, insolvency or similar law in connection with any obligations relating to this Agreement and any Confirmation hereof, the Indenture, or any agreement relating hereto or thereto.

     (r) Limited Recourse. Recourse with respect to the obligations of Party B under this Agreement and in respect of any Transaction and the related Confirmation hereunder (the "Swap Obligations") shall be limited, first, to the Collateral, and, upon foreclosure on all the Collateral, liquidation of all the Collateral and application of the moneys so collected pursuant to Section 6.05 of the Indenture, second, to Party B as senior, unsecured indebtedness to the extent of the "fair market value" of the Closed Block Business as of the date of the commencement of foreclosure on the Collateral. For this purpose, the fair market value of the Closed Block Business shall be determined in the manner provided for its determination under Section 6.06 of the Indenture.

     No recourse may be had with respect to the Swap Obligations, the Indenture or any agreement, instrument, certificate, or other document related hereto or thereto against any member of Party B, any Affiliate, Subsidiary or controlling person of Party B or any of their respective stockholders, partners or members, or against any officer or director of any such person or entity or any of their successors or predecessors, or against any beneficiary or equity owner of a trust, including MONY Group or MONY Life, and, except as provided in the immediately preceding paragraph, no suit, claim or proceeding may be brought against any such person or entity for any obligation relating to the Swap Obligations, the Indenture or any such agreement, instrument, certificate, or other document.

     (s)   Additional Definitions.

           "AFSLP Credit Enhancer" has the meaning set forth in Part 4(f) of the Schedule to this Agreement.

           "AFSLP Credit Enhancement" has the meaning set forth in Part 4(e) off the Schedule to this Agreement.

           "Closed Block Business" has the meaning set forth in the Indenture.

           "Collateral" has the meaning set forth in the Indenture.

           "Indenture" means the Indenture dated as of April 30, 2002, among MONY Holdings, LLC, Ambac Assurance Corporation, The MONY Group Inc., solely for the limited purposes set forth therein, and Bank One Trust Company, N.A., as Trustee, as it may be amended from time to time in accordance with its terms.

          "Insurer Event of Default" has the meaning set forth in the AFSLP Credit Enhancement.

          "Insurer Termination Event" has the meaning set forth in the AFSLP Credit Enhancement.

          "MONY Credit Enhancer" has the meaning set forth in Part 4(f) of the Schedule to this Agreement.

          "MONY Credit Enhancement" has the meaning set forth in Part 4(e) of the Schedule to this Agreement.

          "MONY Group" has the meaning set forth in the Indenture.

          "MONY Life" has the meaning set forth in the Indenture.

          "Subsidiary" has the meaning set forth in the Indenture.

          "Swap Termination Notice" has the meaning set forth in the AFSLP Credit Enhancement.

          "Trustee" means, at any time, the person acting in the capacity of Trustee under the Indenture.

         IN WITNESS WHEREOF, the parties have executed this document on the respective dates specified below with effect from the date specified on the first page of this document.

                                         MONY HOLDINGS, LLC.


                                         By: /s/ Richard Daddario
                                            ------------------------------------
                                            Name:  Richard Daddario
                                            Title: Chief Financial Officer
                                            Date:  April 30, 2002


                                         AMBAC FINANCIAL SERVICES, L.P.
                                            By: Ambac Financial Holdings, Inc.,
                                            its General Partner


                                         By:____________________________________
                                            Name:
                                            Title:
                                            Date:


                                         By:____________________________________
                                            Name:
                                            Title:
                                            Date:

         IN WITNESS WHEREOF, the parties have executed this document on the respective dates specified below with effect from the date specified on the first page of this document.

                                         MONY HOLDINGS, LLC.


                                         By:___________________________________
                                            Name:
                                            Title:
                                            Date:


                                         AMBAC FINANCIAL SERVICES, L.P.
                                            By: Ambac Financial Holdings, Inc.,
                                            its General Partner


                                         By: /s/ Steve L. Dymant
                                            ------------------------------------
                                            Name:  Steven L. Dymant
                                            Title: Managing Director
                                            Date:


                                         By: /s/ Paul Brody
                                            ------------------------------------
                                            Name:  Paul Brody
                                            Title: First Vice President and
                                                   Director of Operations
                                            Date: